UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2023

FISCALNOTE HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39672	88-3772307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Pennsylvania Avenue NW 6th Floor
Washington, District of Columbia		20004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (202) 793-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	NOTE	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	NOTE.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed by FiscalNote Holdings, Inc. (the “Company”), on May 13, 2022, the pre-business combination FiscalNote Holdings, Inc. (“Old FiscalNote”) received a letter from GPO FN Noteholder LLC (the “Disputing Lender”) disputing such lender’s pro forma beneficial ownership set forth Amendment No. 4 to the registration statement on Form S-4 relating to Old FiscalNote’s business combination with Duddell Street Acquisition Corp. (the “Business Combination”). The terms governing Old FiscalNote’s Amended and Restated Senior Secured Subordinated Promissory Note, dated December 29, 2020, issued by a subsidiary of Old FiscalNote to the Disputing Lender (the “Original Note”) provided that, in connection with the Business Combination, and following a $50.0 million repayment, the remainder of the Original Note could be converted at Old FiscalNote’s option into shares of Old FiscalNote common stock based upon a conversion price determined in accordance with the terms of the Original Note. The shares of Old FiscalNote common stock issued upon such conversion were issued prior to the Business Combination and thereafter were exchanged for 7,781,723 shares of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”). In connection with the Business Combination, the Disputing Lender claimed it was owed approximately 4.4 million additional shares of the Company’s Class A Common Stock, as a result of the conversion of the Original Note.

On January 27, 2023, the Company entered into a term sheet (the “Term Sheet”) with the Disputing Lender pursuant to which the parties agreed to negotiate in good faith to enter into definitive documentation providing for the following: (i) the Disputing Lender shall return 5,881,723 shares of Class A Common Stock held by the Disputing Lender to the Company for cancellation, (ii) the Company shall issue to the Disputing Lender a subordinated convertible promissory note in an initial principal amount of $46,793,888.70 (the “New Note”), and (iii) the parties shall enter into a mutual settlement and release of all claims (including, but not limited to, any claims by the Disputing Lender for additional shares or money damages resulting from the entry into the Agreement and Plan of Merger, dated November 7, 2021, as amended on May 9, 2022, (the “Merger Agreement”)), relating to or arising from the conversion of the Original Note.

Pursuant to the Term Sheet, the New Note would have a maturity date five years from the date of issuance (the “Maturity Date”) and bear interest at a rate of 7.50% per annum payable quarterly in arrears, as follows: (i) for the first year following the date of issuance, interest would be payable in kind; and (ii) for any period thereafter, interest would be payable in cash or shares of Class A Common Stock, at the Company’s option, with the value per share determined with reference to the trailing 30-day volume weighted average trading price (“VWAP”) prior to the interest payment date.

The New Note would be subordinate to the Company’s obligations under its existing senior secured indebtedness. Additionally, the New Note would be subject to guarantees by the guarantors of the Company’s existing senior secured indebtedness. At any time prior to the Maturity Date, the Disputing Lender would be entitled to convert all or any portion of the principal amount of the New Note and accrued interest thereon into shares of Class A Common Stock at a conversion price equal to $8.28 per share (the “Conversion Price”). The Conversion Price would be subject to customary anti-dilution adjustments for stock splits and similar transactions and, subject to standard exceptions, weighted average anti-dilution protection for issuances below the then-prevailing Conversion Price.

The principal amount, together with accrued interest thereon, of the New Note would be redeemable by the Company in whole or in part as follows: (i) from the 24th month following issuance through the 48th month following issuance, if the Measurement Price (defined below) equals or exceeds 120% of the Conversion Price and (ii) thereafter at par regardless of the Measurement Price. “Measurement Price” would mean the VWAP of the Class A Common Stock on the NYSE during the 30-consecutive trading day period preceding a given redemption date.

In addition, the New Note would contain restrictive covenants and events of default provisions that are customary for transactions of this type. Additionally, the Disputing Lender would receive customary resale registration rights with respect to the shares of Class A Common Stock issuable upon conversion of the New Note.

The Term Sheet is non-binding and only requires the Company and Disputing Lender to negotiate the definitive documents in good faith and use reasonable best efforts to obtain all requisite third-party approvals required to consummate the transaction. Additionally, if definitive documentation is not mutually agreed within five months from the date of the Term Sheet, either party may elect to cease negotiations and terminate the Term Sheet. As a result, the terms of the New Note as set forth in the Term Sheet may be subject to change in connection with the preparation and execution of the definitive agreements and there is no guarantee that the parties will be able to finalize definitive agreements or that the closing conditions will be satisfied.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will,” “are expected to,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “pro forma,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the potential exchange of the shares of Class A Common Stock held by the Disputing Lender to the Company, the potential issuance by the Company of the New Note and the principal terms thereof, including the timing and impacts of the transactions contemplated by the Term Sheet. Such forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the Company’s control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, the Company does not undertake any duty to update these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCALNOTE HOLDINGS, INC.

Date:	January 27, 2023	By:	/s/ Jon Slabaugh
Name: Jon Slabaugh Title: Chief Financial Officer